Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
     Pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Manuel G. Estrada, Chief Financial Officer, certify that:
1.	To my knowledge, this Annual Report on Form 10-K/A (Amendment No. 1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information in this Annual Report on Form 10-K/A (Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of International Shipholding Corporation as of May 15, 2007.

/s/ Manuel G. Estrada
Manuel G. Estrada
Date: May 15, 2007	Chief Financial Officer